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               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) May 2, 1995


                 THE CHASE MANHATTAN CORPORATION

     (Exact name of Registrant as specified in its charter)

Delaware                1-5945          13-2633613

(State or other      (Commission        (IRS Employer
 jurisdiction of      File Number)      Identification No.)
 incorporation)


  1 Chase Manhattan Plaza,                   10081
    New York, New York
(Address of principal executive offices)    (Zip Code)


                         (212) 552-2222

      (Registrant's telephone number, including area code)

                         Not Applicable
  (Former name or former address, if changed since last report)


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Item 5.   Other Events

                      On   May   2,  1995,  The  Chase  Manhattan
          Corporation  (the  "Company")  entered  into   a   Euro
          Distribution Agreement covering the issue and sale of up to $2,165,775,000 aggregate principal amount of its Medium-Term Notes, Series B, due from nine months from date of issue. Said Notes were registered under the Securities Act of 1933 pursuant to the Company's shelf registration statements (Registration Statement Nos. 33-55295 and 33-58144).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

  1.5 Euro Distribution Agreement, dated May 2, 1995, among the Company and the Agents named therein.

  4.36    Form  of  Temporary  Global  Senior  Medium-Term  Note,
          Series B (Fixed Rate).

  4.37    Form  of  Temporary  Global  Senior  Medium-Term  Note,
          Series B (Floating Rate).

  4.38    Form of Temporary Global Subordinated Medium-Term Note,
          Series B (Fixed Rate).

  4.39    Form of Temporary Global Subordinated Medium-Term Note,
          Series B (Floating Rate).

  4.40    Form  of  Permanent  Global  Senior  Medium-Term  Note,
          Series B (Fixed Rate).

  4.41    Form  of  Permanent  Global  Senior  Medium-Term  Note,
          Series B (Floating Rate).

  4.42    Form of Permanent Subordinated Medium-Term Note, Series
          B (Fixed Rate).

  4.43    Form of Permanent Global Subordinated Medium-Term Note,
          Series B (Floating Rate)

  4.44    Form  of  Definitive Senior Medium-Term Note, Series  B
          (Fixed Rate).

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  4.45    Form  of  Definitive Senior Medium-Term Note, Series  B
          (Floating Rate).

  4.46    Form   of  Definitive  Subordinated  Medium-Term  Note,
          Series B (Fixed Rate).

  4.47    Form   of  Definitive  Subordinated  Medium-Term  Note,
          Series B (Floating Rate).


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE CHASE MANHATTAN CORPORATION
                                     (Registrant)

                              By: /s/ Deborah L. Duncan
                                  ------------------------
                                  Deborah L. Duncan
                                  Executive Vice President
                                  and Treasurer


May 2, 1995












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                              EXHIBIT INDEX


Exhibit        Document

  1.5 Euro Distribution Agreement, dated May 2, 1995, among the Company and the Agents named therein.

  4.36    Form  of  Temporary  Global  Senior  Medium-Term  Note,
          Series B (Fixed Rate).

  4.37    Form  of  Temporary  Global  Senior  Medium-Term  Note,
          Series B (Floating Rate).

  4.38    Form of Temporary Global Subordinated Medium-Term Note,
          Series B (Fixed Rate).

  4.39    Form of Temporary Global Subordinated Medium-Term Note,
          Series B (Floating Rate).

  4.40    Form  of  Permanent  Global  Senior  Medium-Term  Note,
          Series B (Fixed Rate).

  4.41    Form  of  Permanent  Global  Senior  Medium-Term  Note,
          Series B (Floating Rate).

  4.42    Form of Permanent Global Subordinated Medium-Term Note,
          Series B (Fixed Rate).

  4.43    Form of Permanent Global Subordinated Medium-Term Note,
          Series B (Floating Rate).

  4.44    Form  of  Definitive Senior Medium-Term Note, Series  B
          (Fixed Rate).

  4.45    Form  of  Definitive Senior Medium-Term Note, Series  B
          (Floating Rate).

  4.46    Form   of  Definitive  Subordinated  Medium-Term  Note,
          Series B (Fixed Rate).

  4.47    Form   of  Definitive  Subordinated  Medium-Term  Note,
          Series B (Floating Rate).



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